                                                                      Exhibit 20


Chase Bank, Trustee                          Determination Date:       04-Dec-00
Manufactured Housing Contracts               Remittance Date:          07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                   For the Period Ended:     25-Nov-00
                                             Lock-Out Date:               Jun-05

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                       Class I A-1      Class I A-2     Class I A-3      Class I A-4
 (a)   Class I A and Class I B Distribution Amounts                    2,958,429.52      335,208.33      343,958.33       339,025.04

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                       512,573.34
       (b) Partial Prepayments Received                                  516,201.56
       (c) Principal Payments in Full (Scheduled Balance)              1,563,729.90
       (d) Liquidated Contract Scheduled Balance                               0.00
       (e) Section 3.05 Purchase Scheduled Balance                             0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
                                                                      -------------   -------------    ------------    -------------
 Total Principal Distribution                                          2,592,504.80            0.00            0.00             0.00

 (c)   Interest Distribution                                             365,924.72      335,208.33      343,958.33       339,025.04
       Unpaid Interest Shortfall                                               0.00            0.00            0.00             0.00
                                                                      -------------   -------------    ------------    -------------
 Total Interest Distribution                                             365,924.72      335,208.33      343,958.33       339,025.04

 (d)   Beginning Class I A and Class I B Principal Balance            65,246,606.78   50,000,000.00   50,000,000.00    47,722,000.00
       Less: Principal Distribution                                    2,592,504.80            0.00            0.00             0.00
                                                                      -------------   -------------   -------------    -------------
       Remaining Class A and Class B Principal Balance                62,654,101.98   50,000,000.00   50,000,000.00    47,722,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                             281,409.39        (h)          Pool Factor
       Section 8.06 Reimbursement Amount                                       0.00     Class I A-1      0.77350743
       Section 6.02 Reimbursement Amount                                 120,309.75     Class I A-2      1.00000000
       Reimburseable Fees                                                      0.00     Class I A-3      1.00000000
                                                                      -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                 401,719.14     Class I A-5      1.00000000
                                                                                        Class I M-1      1.00000000
                                                                                        Class I B-1      1.00000000
                                                                                        Class I B-2      1.00000000
Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                      Class I A-5     Class I M-1      Class I B-1       Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                    103,817.44       84,967.38         88,160.21       154,285.46

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                    -------------    ------------     -------------    -------------
 Total Principal Distribution                                                0.00            0.00              0.00             0.00

 (c)   Interest Distribution                                           103,817.44       84,967.38         88,160.21       154,285.46
       Unpaid Interest Shortfall                                             0.00            0.00              0.00             0.00
                                                                    -------------    ------------     -------------    -------------
 Total Interest Distribution                                           103,817.44       84,967.38         88,160.21       154,285.46

 (d)   Beginning Class I A and Class I B Principal Balance          14,295,000.00   11,437,000.00     11,437,000.00    20,015,411.00
       Less: Principal Distribution                                          0.00            0.00              0.00             0.00
                                                                    -------------   -------------     -------------    -------------
       Remaining Class A and Class B Principal Balance              14,295,000.00   11,437,000.00     11,437,000.00    20,015,411.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                      Original Balance           Rate
       Section 8.06 Reimbursement Amount                            81,000,000.00         6.7300%           6.6200%    Libor
       Section 6.02 Reimbursement Amount                            50,000,000.00         8.0450%             0.11%    Spread
       Reimburseable Fees                                           50,000,000.00         8.2550%
                                                                    47,722,000.00         8.5250%
 Total Fees Due Servicer                                            14,295,000.00         8.7150%
                                                                    11,437,000.00         8.9150%
                                                                    11,437,000.00         9.2500%
                                                                    20,015,411.00         9.2500%
Information for Clauses (a) through (s), Section 7.01 - GROUP I
 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                       1,815,346.91
 (c)   Interest Distribution                                           1,993,274.39
       Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                             When

 (d)   Beginning Class I A and Class I B Principal Balance                                      267,560,512.98
       Less: Principal Distribution                                    2,592,504.80           is less than
                                                                                                285,906,411.00
       Remaining Class A and Class B Principal Balance                                                    0.10
                                                                                                 28,590,641.10
 (e)   Fees Due Servicer                                                                      We can prepay
       Monthly Servicing Fee                                                            Rate
       Section 8.06 Reimbursement Amount                                  Class A-1    6.730%    65,246,606.78    4,391,097
       Section 6.02 Reimbursement Amount                                  Class A-2    8.045%    50,000,000.00    4,022,500
       Reimburseable Fees                                                 Class A-3    8.255%    50,000,000.00    4,127,500
                                                                          Class A-4    8.525%    47,722,000.00    4,068,301
 Total Fees Due Servicer                                                  Class A-5    8.715%    14,295,000.00    1,245,809
                                                                          Class A-6    8.915%    11,437,000.00    1,019,609
                                                                          Class B-1    9.250%    11,437,000.00    1,057,923
                                                                          Class B-2    9.250%    20,015,411.00    1,851,426

                                                                                                270,153,017.78   21,784,163   8.06%

Chase Bank, Trustee                          Determination Date:       04-Dec-00
Manufactured Housing Contracts               Remittance Date:          07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                   For the Period Ended:     25-Nov-00
                                             Lock-Out Date:               Jun-05

                                                                     Unpaid                                                Unpaid
                                                         No. of     Principal       Delinquency as           No. of       Principal
 (f)   Delinquency as of the Due Period                Contracts     Balance      of Calendar Month        Contracts       Balance
        31-59 Days Delinquent                             398       12,158,295   31-59 Days Delinquent       299          9,250,263
        60-89 Days Delinquent                              83        2,449,408   60-89 Days Delinquent        58          1,764,723
         90+ Days Delinquent                              102        3,461,465   90+ Days Delinquent          99          3,330,366

       3-Month Avg Thirty-Day Delinquency Ratio  4.35%                           3-Month Avg Thirty-Day
       3-Month Avg Sixty-Day Delinquency Ratio   2.00%                             Delinquency Ratio                          3.00%
                                                                                 3-Month Avg Sixty-Day
 (g)   Section 3.05 Repurchases                                           0.00     Delinquency Ratio                          1.75%

 (i)   Class R Distribution Amount                                        0.00      Acquisition Loss Amount
       Reposession Profits                                                0.00
                                                                                 Current Month Acquisition Loss Amount      136,177

 (j)   Principal Balance of Contracts in Repossession             1,310,177.91   Cumulative Acquisition Loss Amount         217,613

 (k)   Aggregate Net Liquidation Losses                                   0.00

 (l)   (x) Class B-2 Formula Distribution Amount                    154,285.46
       (y) Remaining Amount Available                               332,212.94
                                                                  ------------
       Amount of (x) over (y)                                             0.00

 (m)   Class B-2 Liquidation Loss Amount                                  0.00

 (n)   Guarantee Payment                                                  0.00

 (o)   Unadvanced Shortfalls                                              0.00

                                                            No.   $

 (p)   Units repossessed                                    18      431,767.41

 (q)   Principal Prepayments paid                                 2,079,931.46

 (r)   Scheduled Principal Payments                                 512,573.34

 (s)   Weighted Average Interest Rate                                    11.37%

Chase Bank, Trustee                          Determination Date:       04-Dec-00
Manufactured Housing Contracts               Remittance Date:          07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000 B                   For the Period Ended:     25-Nov-00
                                             Lock-Out Date:               Jun-05


                      Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                               4,891,396.17
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st                           262,659.86

(ii)  Monthly Advance made                                                                           0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                           20,522.35
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st                                      1,139.09

(v) Principal due Holders                                                                            0.00
Less:

(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                168,971.55
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer-21st                                           19,247.59

(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                         0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                           0.00
   (iii) Monthly Servicing Fee                                                                 281,409.39
   (iv)  Reimburseable Liquidation Expenses                                                    120,309.75
   (v)   Section 6.04 (c) reimbursement                                                              0.00
   (vi)  Section 8.06 reimbursement                                                                  0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                                       0.00

Total Due Servicer                                                                             401,719.14

Available Distrubution Amount-Vanderbilt                                                     4,341,227.83
Available Distrubution Amount-SubServicer-21st                                                 244,551.36

To Class A and B                                                                             4,407,851.71

Monthly Excess Cashflow                                                                        177,927.48

Weighted Average Remaining Term (months)                                                           227.00

       Scheduled Balance Computation

       Prior Month Balance                                                                 270,153,017.78

       Current Balance                                                     267,710,072.74
                 Adv Principal                                                  45,766.81
                 Del Principal                                                 195,326.57
       Pool Scheduled Balance                                                              267,560,512.98

       Principal Payments in Full                                            1,563,729.90
       Partial Prepayments                                                     516,201.56

       Scheduled Principal                                                     512,573.34

       Collateral Balance                                                                  267,710,072.74

Chase Bank, Trustee                      Determination Date:           04-Dec-00
Manufactured Housing Contracts           Remittance Date:              07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Nov-00
                                         Lock-Out Date:                   Jun-05

Information for Clauses (v) through (ap), Section 7.01 - GROUP II
                                                                    Class II A-1     Class II B-1    Class II B-2      Class II B-3
 (v)  Class II A and Class II B Distribution Amounts                 703,827.19        26,714.23       25,992.87         24,788.08

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                     81,594.61
      (b) Partial Prepayments Received                                59,366.20
      (c) Principal Payments in Full (Scheduled Balance)             318,564.97
      (d) Liquidated Contract Scheduled Balance                            0.00
      (e) Section 3.05 Purchase Scheduled Balance                          0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)           0.00
      (g) Accelerated Principal Payment                                    0.00
                                                                  -------------     ------------    ------------      ------------
 Total Principal Distribution                                        459,525.78             0.00            0.00              0.00

 (x)  Interest Distribution                                          244,301.41        26,714.23       25,992.87         24,788.08
      Unpaid Interest Shortfall                                            0.00             0.00            0.00              0.00
                                                                  -------------     ------------    ------------      ------------
 Total Interest Distribution                                         244,301.41        26,714.23       25,992.87         24,788.08

 (y)  Beginning Class I A and Class I B Principal Balance         42,610,711.52     4,471,000.00    3,577,000.00      3,279,570.00
      Less: Principal Distribution                                   459,525.78             0.00            0.00              0.00
                                                                  -------------     ------------    ------------      ------------
      Remaining Class A and Class B Principal Balance             42,151,185.74     4,471,000.00    3,577,000.00      3,279,570.00


 (z)  Fees Due Servicer
      Monthly Servicing Fee                                           58,359.12        (ac)         Pool Factor     Original Balance
      Section 8.06 Reimbursement Amount                                    0.00     Class II A-1      0.87294839     48,286,000.00
      Section 6.02 Reimbursement Amount                               10,000.00     Class II B-1      1.00000000      4,471,000.00
      Reimburseable Fees                                                   0.00     Class II B-2      1.00000000      3,577,000.00
                                                                                    Class II B-3      1.00000000      3,279,570.00
                                                                  -------------
 Total Fees Due Servicer                                              68,359.12


Information for Clauses (v) through (ap), Section 7.01 - GROUP II
 (v)  Class II A and Class II B Distribution Amounts

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)  Interest Distribution                                               321,796.59
      Unpaid Interest Shortfall

 Total Interest Distribution                                                          When
                                                                                      53,478,755.74
 (y)  Beginning Class I A and Class I B Principal Balance                             is less than
      Less: Principal Distribution                                        459,525.78  59,613,570.00
                                                                                            X
      Remaining Class A and Class B Principal Balance                                          0.10
                                                                                       5,961,357.00

 (z)  Fees Due Servicer                                                               We can prepaid
      Monthly Servicing Fee                                         Rate       Libor         Spread
      Section 8.06 Reimbursement Amount                            6.8800%    6.6200%         0.26%  42,610,712   2,931,617
      Section 6.02 Reimbursement Amount                            7.1700%                    0.55%   4,471,000     320,571
      Reimburseable Fees                                           8.7200%                    2.10%   3,577,000     311,914
                                                                   9.0700%                    2.45%   3,279,570     297,457
                                                                                                     -----------------------
 Total Fees Due Servicer                                                                             53,938,282   3,861,559   7.16%


Chase Bank, Trustee                      Determination Date:           04-Dec-00
Manufactured Housing Contracts           Remittance Date:              07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Nov-00
                                         Lock-Out Date:                   Jun-05

                                                                       Unpaid                                              Unpaid
                                                        No. of        Principal     Delinquency as of          No. of     Principal
(aa)  Delinquency as of the Due Period                Contracts        Balance     Calendar Month End         ontracts     Balance
       31-59 Days Delinquent                              39          1,768,745    31-59 Days Delinquent          16        661,089
       60-89 Days Delinquent                              4             196,658    60-89 Days Delinquent          3         155,302
        90+ Days Delinquent                               5             215,995    90+ Days Delinquent            5         215,995

      3-Month Avg Thirty-Day Delinquency Ratio  2.76%                              3-Month Avg Thirty-Day
      3-Month Avg Sixty-Day Delinquency Ratio   0.77%                                Delinquency Ratio                    1.16%
                                                                                   3-Month Avg Sixty-Day
(ab)  Section 3.05 Repurchases                                             0.00      Delinquency Ratio                    0.70%

(ad)  Class R Distribution Amount                                    233,466.08
      Reposession Profits                                                  0.00

(ae)  Principal Balance of Contracts in Repossession                       0.00

(af)  Aggregate Net Liquidation Losses                                     0.00

(ag)  (x) Class B-3 Formula Distribution Amount                       24,788.08
      (y) Remaining Amount Available                                  55,538.60
                                                                     ----------
      Amount of (x) over (y)                                               0.00

(ah)  Class B-2 Liquidation Loss Amount                                    0.00

(ai)  Guarantee Payment                                                    0.00

(aj)  Unadvanced Shortfalls                                                0.00
                                                              No. $
(ak)  Units repossessed                                         0          0.00

(al)  Principal Prepayments paid                                     377,931.17

(am)  Scheduled Principal Payments                                    81,594.61

(an)  Weighted Average Interest Rate                                       9.97%

Chase Bank, Trustee                      Determination Date:           04-Dec-00
Manufactured Housing Contracts           Remittance Date:              07-Dec-00
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Nov-00
                                         Lock-Out Date:                   Jun-05

                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                   920,033.88
(ii)  Monthly Advance made                                                             0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                              3,536.71
(v)   Principal due Holders                                                            0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                                  18,350.50
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                           0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                             0.00
   (iii) Monthly Servicing Fee                                                    58,359.12
   (iv)  Reimburseable Liquidation Expenses                                       10,000.00
   (v)   Section 6.04 (c) reimbursement                                                0.00
   (vi)  Section 8.06 reimbursement                                                    0.00
   (vii) Amounts not required to be deposited-SubServicer                              0.00

Total Due Servicer                                                                68,359.12

Available Distrubution Amount                                                    836,860.97
To Class A and B - Scheduled Principal and Interest                              781,322.37

Monthly Excess Cashflow Class II                                                  55,538.60
Monthly Excess Cashflow Class I                                                  177,927.48

Accelerated Principal Payment                                                          0.00

Weighted Average Remaining Term (months)                                             252.00

      Scheduled Balance Computation

      Prior Month Balance                                                     56,024,756.48

      Current Balance                               55,585,323.70
                Adv Principal                            3,450.23
                Del Principal                           23,543.23
      Pool Scheduled Balance                                                  55,565,230.70

      Principal Payments in Full                       318,564.97
      Partial Prepayments                               59,366.20

      Scheduled Principal                               81,594.61

      Collateral Balance                                                      55,585,323.70

      Overcollateralization Amount                                                2,086,475
      Required Overcollateralization Amount                                       2,086,475